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                                                                    EXHIBIT 10.1


                                ZEMEX CORPORATION

                                    AMENDMENT
                                       TO
                                ZEMEX CORPORATION
                             1999 STOCK OPTION PLAN


         Zemex Corporation (the "Corporation") hereby amends the terms of the Zemex Corporation 1999 Stock Option Plan (the "Plan") as follows:

         1. The reference to "272,543" in Section 4(1) of the Plan is replaced by "372,543".


                                      * * *


         This Amendment was duly approved by the Board of Directors of the Corporation on October 20, 1999.


                                       /s/  Allen J. Palmiere
                                     --------------------------------------
                                     Allen J. Palmiere
                                     Vice President, Chief Financial
                                     Officer and Corporate Secretary




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